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                                                                   EXHIBIT 10.19

                           LEASE AMENDMENT AGREEMENT

                               1901 MONTREAL ROAD
                               MAXXIS GROUP, INC.


     THIS LEASE AMENDMENT AGREEMENT (hereinafter called the "Amendment") made and entered into this 5th day of June, 1998, by and between MALON D. MIMMS, a Sole Proprietorship (hereinafter called the "Landlord"); and MAXXIS GROUP, INC., (hereinafter called the "Tenant"); and RICHARD BOWERS & CO. (hereinafter called the "Broker").


                              W I T N E S S E T H

     WHEREAS, by Lease Agreement dated March 17, 1997, (hereinafter collectively called the "Lease"), Landlord leased to Tenant that certain premises (hereinafter called the "Premises") situated at 1901 Montreal Road, Suites 112 and 113, Atlanta, Georgia 30084, as more particularly described in the Lease; and

     WHEREAS, Landlord and Tenant now desire to further amend the Lease so as to extend the Term thereof and to make other changes as set forth hereinbelow.

     NOW, THEREFORE, for valuable consideration paid by each of the parties to the other, receipt of which is hereby acknowledged, it is agreed between the parties as follows:

     1. Tenant shall expand from its current Premises into and including 1901 Montreal Road, Suites 112, 113 and 114, Atlanta, Georgia 30084 (hereinafter called the "Revised Premises") on or before July 1, 1998. The Revised Premises contains approximately 7,430+ square feet.

     2. The Revised Rental and Lease term shall commence on July 1, 1998 and expire on April 30, 2001.

     3.   The Revised Base Rent monthly shall be as follows:

                                                                          Base Rent Monthly
                                                     Common Area          and Common Area
                                     Base Rent   Maintenance Monthly     Maintenance Monthly
           Term                       Monthly    (Adjusted Annually)     (Adjusted Annually)
           ----                      ---------   -------------------    --------------------
October 1, 1998 - April 30, 1999     $4,477.00        $155.00                $4,632.00
May 1, 1999     - April 30, 2000     $4,657.00        $155.00                $4,812.00
May 1, 2000     - April 30, 2001     $4,849.00        $155.00                $5,004.00

      4. Tenant hereby agrees to pay Landlord, on or before the first of each month, Seventy Five and No/100 Dollars ($75.00) as Tenant's estimated share of water/sewer usage for the leased premises. Said amount may be adjusted

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           annually, or as Landlord deems necessary, which shall be based on actual expenses incurred by Landlord.

      5. a) Landlord will deliver to the Tenant all heating, venting and air-conditioning systems and any other systems (hereinafter called the "Systems") in place on the property as of the date the Tenant takes possession of the Premises in working order. Upon taking the possession of the Premises by the Tenant, the Tenant shall have twenty (20) days within which to inspect, or cause said Systems to be inspected, to determine if any of the Systems are not in reasonable working order. Tenant acknowledges that Tenant has a duty and an obligation to make such an inspection or cause such an inspection to be made and notify the Landlord within the time provided for herein of any non-compliance according to Section 12.1. If the Landlord shall not receive any such notice then, in such event, it shall be conclusive that the Tenant has accepted the Systems "as-is" "where-is" on the date of taking possession of the Premises and Landlord shall have no further obligation with regard to said Systems except as provided for in the within Lease. Should the Tenant notify the Landlord according to Section 12.1 of any system which is not in working order, then the Landlord shall make reasonable efforts to cause the system to be operating in reasonable working order.

          b) Landlord shall repaint the office walls.

          c) Landlord shall recarpet the offices with standard commercial grade 26-oz. glued down level loop pile carpeting.

     All other agreements as contained in the Lease shall remain in full force and effect.







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     IN WITNESS WHEREOF, the said parties have executed this Lease Amendment, the day and year first above written.

                                          LANDLORD

Signed, sealed and delivered              MALON D. MIMMS, A SOLE PROPRIETORSHIP
in the presence of:


/s/ Charles D. Lacy                       By:  /s/ Robert Mimms
----------------------------                   --------------------------------
Notary Public or Witness

Charles D. Lacy                           Title:  Agent for Landlord
----------------------------                      -----------------------------
Name (Please Print)
Richard Bowers & Co.


                                          TENANT

Signed, sealed and delivered              MAXXIS GROUP, INC.
in the presence of:

/s/ Daniel McDonough                      By:  /s/ Thomas O. Cordy
----------------------------                   --------------------------------
Notary Public or Witness

Daniel McDonough                          Name:  Thomas O. Cordy
----------------------------                     ------------------------------
Name (Please Print)                                (Please Print)

                                          Title:  President and CEO
                                                  -----------------------------







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